[EATON VANCE LOGO]                   INVESTING                 [PHOTO OF WORLD]
EATON VANCE-Registered Trademark-    FOR THE
MUTUAL FUND                          21ST
                                     CENTURY-Registered Trademark-

ANNUAL REPORT DECEMBER 31, 2000


[PHOTO OF STATUE]                  EATON VANCE
                                     GREATER
                                      INDIA
                                      FUND


[PHOTO OF ELEPHANT]

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

[PHOTOGRAPH OF JAMES B. HAWKES]
James B. Hawkes
President

Eaton Vance Greater India Fund, Class A shares, had a total return of -38.36% for the year ended December 31, 2000. That return was the result of a decrease in net asset value per share (NAV) from $11.99 on December 31, 1999 to $7.39 on December 31, 2000.(1)

The Fund's Class B shares had a total return of -38.71% during the year ended December 31, 2000. This return resulted from a decrease in NAV from $11.65 on December 31, 1999 to $7.14 on December 31, 2000.(1)

The weak performance of the Indian market reflected a slower Indian economy, disappointing agricultural output and weaker consumer spending in 2000. Consistent with those conditions, the Bombay Stock Exchange (BSE 100) Index - an unmanaged index of common stocks traded in the India market - had a total return of -24.68% for the year ended December 31, 2000.(2)


INDIA MAY BE BETTER POSITIONED THAN OTHER EMERGING MARKETS IN A SLOWING GLOBAL ECONOMY...

This past year featured increasing volatility in the world's stock markets and growing evidence of an economic slowdown. For some countries, a weaker world economy may have profoundly negative consequences. However, we believe that India may well be better able to weather a slowdown. With many U.S. companies using outsourcing to reduce technology costs, India's information technology companies may provide an economic buffer, especially given India's strength in software development and servicing. Furthermore, the vast majority of India's exchange-listed companies are domestic-oriented, suggesting that they may be somewhat insulated from the vagaries of the global economy.


FOREIGN INVESTORS CONTINUE TO GIVE INDIA A STRONG VOTE OF CONFIDENCE...

In recent months, foreign investors have registered a continuing faith in the Indian economy, investing nearly $800 million in the Indian market in January alone. That capital inflow is unprecedented in the period since 1993, when India first permitted foreign share purchases. Moreover, the surge of new investment suggests a strong vote of confidence in India's technology sector and in the future of India's economic reform movement.


INDIA AGAIN DEMONSTRATES THE RESOLVE TO SUCCEED...

Finally, as India recovers from the earthquake in Gujurat, we witness again the resolve that has contributed to the nation's success. While we will not underestimate the hurdles that India must overcome in the near term, we believe that the strengths of the nation are on full display. We maintain our confidence in the Indian people and in India's economic future.


                                       Sincerely,

                                       /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       February 9, 2001
--------------------------------------------------------------------------------
FUND INFORMATION
AS OF DECEMBER 31, 2000

PERFORMANCE(3)                                        CLASS A           CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                             -38.36%           -38.71%
Five Years                                             2.41              1.74
Life of Fund+                                         -4.43             -4.93

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                             -41.90%           -41.78%
Five Years                                             1.21              1.36
Life of Fund+                                         -5.28             -4.93

+Inception date: 5/2/94

TEN LARGEST HOLDINGS(4)
--------------------------------------------------------------------------------
Bharat Heavy Electricals Ltd.                                          7.7%
ITC Ltd.                                                               7.2
Reliance Industries Ltd.                                               6.6
Cipla Ltd.                                                             5.9
Hindustan Lever Ltd.                                                   4.8
Satyam Computer Services Ltd.                                          4.3
Sterlite Industries Ltd.                                               4.3
HDFC Bank Ltd.                                                         4.1
Hindalco Industries Ltd. GDR                                           3.9
Wipro Ltd.                                                             3.8

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
    (CDSC) for Class B shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee. (4) Ten largest holdings account for 52.6% of the Portfolio's net assets, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION

[PHOTOGRAPH OF ZAHEER SITABKHAN]
Zaheer Sitabkhan
Portfolio Manager

AN INTERVIEW WITH ZAHEER SITABKHAN, MANAGING DIRECTOR, LLOYD GEORGE MANAGEMENT, AND PORTFOLIO MANAGER, SOUTH ASIA PORTFOLIO.

Q: ZAHEER, LIKE MANY GLOBAL MARKETS, THE INDIA STOCK MARKET TURNED IN A DISAPPOINTING SHOWING IN 2000. WHAT ACCOUNTED FOR THE MARKET'S PERFORMANCE?

A: While the Indian market fared better than many other emerging markets, it nonetheless responded to a slowing economy. Industrial activity expanded at a pace roughly half the rate of the previous year. Consumer demand was weaker, as well, a reflection, in part, of lower farm incomes. The agricultural sector leveled out significantly in 2000, especially when compared to the banner results it achieved in 1999. The ensuing lack of domestic demand discouraged business investment, further contributing to a lackluster economy and a poor investment environment.

    While the government has urged a monetary stimulus, the Reserve Bank of India - the nation's central bank - has pointed to the dangers of a still-high fiscal deficit and a continuing uptick in inflation. Core inflation has remained relatively tame - in the 3% range - but the surge in energy prices has pushed wholesale inflation to the 8% level. With real interest rates remaining high, most economic forecasts have revised GDP estimates downward to the 6.0% range.

Q: THE WORLD WAS SHOCKED BY THE RECENT EARTHQUAKE IN GUJURAT. HOW WOULD YOU EVALUATE THE IMPACT OF THE QUAKE?

A: Naturally, one is first struck by the human toll. The personal losses caused by the tragedy have been simply staggering, difficult to comprehend. The nation's first priority must be to provide aid to the affected people and both the government and private industry have responded to the call.

    Not surprisingly, the impact on the economy is likely to be enormous. The near-term costs of caring for the people affected in the region and the longer-term costs of reconstructing the region's infrastructure will certainly add to the government's large fiscal deficits. Gujurat, where the quake was centered, is India's second most industrialized state and home to the country's busiest port. Gujurat generates 10% of India's electricity and 10% of the nation's exports. It's estimated that the state is responsible for around 5% of the nation's GDP. Thus, it's likely that the disaster will retard industrial activity and further slow the nation's economy.

--------------------------------------------------------------------------------

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
--------------------------------------------------------------------------------

Computer Software                                                      9.7%
Electrical Equipment                                                   7.7%
Metals - Industrial                                                    7.5%
Multi-Industry                                                         7.2%
Chemicals                                                              6.6%


REGIONAL DISTRIBUTION(1)
--------------------------------------------------------------------------------

Cash, other                                                            15.4%
India                                                                  84.6%


(1) As a percentage of total net assets. Because the Portfolio is actively managed, Industry Weightings and Regional Distributions presented at 12/31/00 are subject to change.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D

Q:  HOW HAVE YOU STRUCTURED THE PORTFOLIO IN RECENT MONTHS?

A: We've positioned the Portfolio in areas we believe will continue to generate growth, even in an uncertain economic climate. Infrastructure remains a primary theme for the Portfolio. For example, because the government has recognized the long-term importance of upgrading the nation's power plants, we feel that manufacturers of power generating equipment are poised to benefit from this trend.

    Another major focus has been on health care and personal products. Pharmaceutical manufacturers continue to introduce new products into the massive Indian market. Similarly, the Indian market for personal care and beauty products has expanded significantly in recent years.

    Finally, technology is another theme. India continues to benefit from its rising profile in software development. The nation produces some of the world's most popular software and continues to make inroads in foreign markets.

Q:  COULD YOU DISCUSS THE PORTFOLIO'S INVESTMENT IN POWER EQUIPMENT
    MANUFACTURERS?

A: Yes. Bharat Heavy Electricals Ltd. is India's largest energy-related engineering company and one of the world's largest producers of power plant equipment. The company received the largest volume of domestic orders in its history in 2000, while continuing to improve its position in the export market. Foreign orders have increased seven-fold in the past two years alone. The Indian government has envisioned the construction of mega power plants in coming years, with a goal of "power-on-demand" by the start of the next decade. Bharat Heavy Electricals is likely to be a major participant in that strategy.

Q: YOU MENTIONED THE PORTFOLIO'S EMPHASIS ON CONSUMER AREAS SUCH AS HEALTH CARE AND PERSONAL CARE PRODUCTS. WHAT INVESTMENTS DOES THE PORTFOLIO HAVE IN THOSE SECTORS?

A: In the health care sector, Cipla Ltd. is a pharmaceuticals manufacturer offering a wide range of drugs and formulations, primarily for the domestic market. The company has enjoyed revenue growth of 20% annually in recent years, driven by successful new product introductions. Cipla's major strength is in research and development, which the company has supported with an annual investment of 4% of revenues, well above the industry average. The company has been especially successful with its Asthavent anti-asthma drug. Other popular products include its Nuzak anti-depressant and Cipalat Retard, an anti-hypertensive treatment. On the strength of its research, Cipla is moving increasingly into cardiovascular and dermatological fields, each potentially a major growth area in the Indian market.

    In the household product sector, Hindustan Lever Ltd. has been a long-term, core holding of the Portfolio. As the leading maker of toiletries and care products, Hindustan Lever has maintained a dominant market share in areas such as soaps, shampoos and toothpaste. The company has generated more than 30% annual revenue growth over the past five years. With more than 100 manufacturing facilities in India, the company has excellent brand recognition and continues to benefit from rising personal incomes. Hindustan Lever has added to its product line in recent years through purchases of small companies in food markets such as ice cream and coffee.

Q: YOU REFERRED TO INDIA'S RISING IMPORTANCE IN THE GLOBAL TECHNOLOGY SECTOR. WHAT EXPOSURE DOES THE PORTFOLIO HAVE TO THAT AREA?

A: India has long been a global power in software design and continues to extend its reach into global markets. For example, Satyam Computer Services Ltd. is among the nation's fastest-growing software manufacturers. The company's expertise includes software development,

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D

    system integration, enterprise solutions and e-commerce. Typically, Satyam provides top-to-bottom solutions, tailor-made for a company's needs. The company's client base runs the full gamut of the economy, including manufacturing, finance, utilities, retailing, education, government and engineering. Satyam generated 87% revenue growth in the fourth quarter of 2000.

    Infosys Technologies provides managed software solutions for a global client base. The Company has enjoyed strong customer growth, as large multi-national companies have increasingly opted for the outsourcing of software maintenance. The company has consistently attracted top software talent and is regarded as India's best software employer. In the quarter ended December 31, Infosys posted revenue growth of 125%, the result of rising customer base and a reduced exposure to "dot coms."

Q: IN YOUR VIEW, ZAHEER, WHAT IS THE OUTLOOK FOR THE INDIAN MARKET IN THE COMING YEAR?

A: As I indicated earlier, the near-term outlook has been altered by the impact of the Gujurat disaster. The government will be faced with major new spending and may need to enact a special tax levy to help pay for repairs. However, we believe that it is also likely that certain sectors - such as cement and steel -will be stimulated by the enormous construction projects that lie ahead. The broader Indian economy may require a monetary stimulus. Given the decline in core inflation, a lowering of short-term interest rates would not be out of the question.

    Over the longer-term, we believe that India's economic outlook remains favorable. The government's economic reform package, including the privatization of the auto, airline and telecom industries, has gained some momentum in recent months. Meanwhile, the government's major highway construction programs - designed to connect the nation's major cities and unite the four corners of india - should have a further stimulative effect. As the nation recovers from this recent setback, we believe India will once again be regarded as a promising growth opportunity.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER INDIA FUND CLASS A VS. THE BOMBAY STOCK EXCHANGE INDEX*

May 31, 1994 - December 31, 2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                FUND                  FUND         BOMBAY STOCK
                            VALUE AT            VALUE WITH             EXCHANGE
DATE                             NAV          SALES CHARGE                INDEX
--------------------------------------------------------------------------------
5/31/1994                    $10,000                $9,525              $10,000
6/30/1994                    $10,090                $9,510              $10,566
7/31/1994                    $10,280                $9,689              $10,806
8/31/1994                    $11,359               $10,706              $11,723
9/30/1994                    $10,649               $10,038              $11,119
10/31/1994                   $10,609               $10,000              $11,043
11/30/1994                   $10,410                $9,812              $10,676
12/31/1994                    $9,840                $9,275              $10,163
1/31/1995                     $9,091                $8,569               $9,475
2/28/1995                     $8,561                $8,070               $9,030
3/31/1995                     $8,372                $7,891               $8,743
4/30/1995                     $7,792                $7,345               $8,307
5/31/1995                     $8,092                $7,627               $8,505
6/30/1995                     $8,112                $7,646               $8,336
7/31/1995                     $8,312                $7,834               $8,707
8/31/1995                     $7,932                $7,476               $8,240
9/30/1995                     $7,532                $7,100               $7,997
10/31/1995                    $7,103                $6,695               $7,775
11/30/1995                    $6,234                $5,876               $6,726
12/31/1995                    $6,553                $6,177               $6,960
1/31/1996                     $6,254                $5,895               $6,307
2/29/1996                     $7,013                $6,610               $7,744
3/31/1996                     $7,103                $6,695               $7,771
4/30/1996                     $7,772                $7,326               $8,536
5/31/1996                     $7,762                $7,316               $8,279
6/30/1996                     $7,792                $7,345               $8,467
7/31/1996                     $7,073                $6,667               $7,757
8/31/1996                     $6,953                $6,554               $7,614
9/30/1996                     $6,344                $5,979               $6,957
10/31/1996                    $6,104                $5,753               $6,770
11/30/1996                    $5,894                $5,556               $6,150
12/31/1996                    $6,054                $5,706               $6,493
1/31/1997                     $6,164                $5,810               $7,065
2/28/1997                     $6,384                $6,017               $7,554
3/31/1997                     $6,354                $5,989               $7,556
4/30/1997                     $6,873                $6,478               $7,875
5/31/1997                     $6,803                $6,412               $7,708
6/30/1997                     $7,493                $7,062               $8,732
7/31/1997                     $7,952                $7,495               $8,979
8/31/1997                     $7,053                $6,648               $7,980
9/30/1997                     $7,283                $6,864               $8,004
10/31/1997                    $6,973                $6,573               $7,971
11/30/1997                    $6,384                $6,017               $6,841
12/31/1997                    $6,334                $5,970               $6,868
1/31/1998                     $5,854                $5,518               $6,175
2/28/1998                     $6,354                $5,989               $6,820
3/31/1998                     $6,633                $6,252               $7,362
4/30/1998                     $6,943                $6,544               $7,585
5/31/1998                     $6,364                $5,998               $6,748
6/30/1998                     $5,435                $5,122               $5,761
7/31/1998                     $5,644                $5,320               $5,696
8/31/1998                     $5,435                $5,122               $5,272
9/30/1998                     $5,704                $5,377               $5,564
10/31/1998                    $5,405                $5,094               $5,091
11/30/1998                    $5,375                $5,066               $5,038
12/31/1998                    $5,774                $5,443               $5,470
1/31/1999                     $6,484                $6,111               $5,881
2/28/1999                     $6,513                $6,139               $5,753
3/31/1999                     $7,652                $7,213               $6,658
4/30/1999                     $6,743                $6,356               $5,797
5/31/1999                     $6,993                $6,591               $6,842
6/30/1999                     $7,403                $6,977               $7,053
7/31/1999                     $8,302                $7,825               $7,852
8/31/1999                     $9,241                $8,710               $8,626
9/30/1999                     $9,451                $8,908               $8,685
10/31/1999                    $8,731                $8,230               $8,163
11/30/1999                    $9,940                $9,369               $8,878
12/31/1999                   $11,978               $11,290              $10,316
1/31/2000                    $11,968               $11,281              $11,273
2/29/2000                    $12,767               $12,034              $12,918
3/31/2000                    $11,249               $10,603              $11,386
4/30/2000                     $9,401                $8,861               $9,389
5/31/2000                     $8,551                $8,060               $8,277
6/30/2000                     $9,301                $8,766               $9,179
7/31/2000                     $8,272                $7,797               $8,209
8/31/2000                     $8,571                $8,079               $8,620
9/30/2000                     $7,922                $7,467               $7,713
10/31/2000                    $7,562                $7,128               $7,041
11/30/2000                    $7,822                $7,373               $7,552
12/31/2000                    $7,383                $6,959               $7,771


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER INDIA FUND CLASS B VS. THE BOMBAY STOCK EXCHANGE INDEX*

May 31, 1994 - December 31, 2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                 FUND         BOMBAY STOCK
                             VALUE AT           EXCHANGE
DATE                              NAV             INDEX
--------------------------------------------------------
5/31/1994                     $10,000           $10,000
6/30/1994                     $10,080           $10,566
7/31/1994                     $10,270           $10,806
8/31/1994                     $11,349           $11,723
9/30/1994                     $10,649           $11,119
10/31/1994                    $10,599           $11,043
11/30/1994                    $10,410           $10,676
12/31/1994                     $9,830           $10,163
1/31/1995                      $9,081            $9,475
2/28/1995                      $8,551            $9,030
3/31/1995                      $8,362            $8,743
4/30/1995                      $7,782            $8,307
5/31/1995                      $8,092            $8,505
6/30/1995                      $8,112            $8,336
7/31/1995                      $8,312            $8,707
8/31/1995                      $7,922            $8,240
9/30/1995                      $7,522            $7,997
10/31/1995                     $7,103            $7,775
11/30/1995                     $6,194            $6,726
12/31/1995                     $6,543            $6,960
1/31/1996                      $6,224            $6,307
2/29/1996                      $6,853            $7,744
3/31/1996                      $6,963            $7,771
4/30/1996                      $7,622            $8,536
5/31/1996                      $7,592            $8,279
6/30/1996                      $7,622            $8,467
7/31/1996                      $6,913            $7,757
8/31/1996                      $6,793            $7,614
9/30/1996                      $6,194            $6,957
10/31/1996                     $5,954            $6,770
11/30/1996                     $5,764            $6,150
12/31/1996                     $5,904            $6,493
1/31/1997                      $6,014            $7,065
2/28/1997                      $6,224            $7,554
3/31/1997                      $6,194            $7,556
4/30/1997                      $6,703            $7,875
5/31/1997                      $6,633            $7,708
6/30/1997                      $7,313            $8,732
7/31/1997                      $7,752            $8,979
8/31/1997                      $6,883            $7,980
9/30/1997                      $7,103            $8,004
10/31/1997                     $6,843            $7,971
11/30/1997                     $6,264            $6,841
12/31/1997                     $6,224            $6,868
1/31/1998                      $5,744            $6,175
2/28/1998                      $6,234            $6,820
3/31/1998                      $6,504            $7,362
4/30/1998                      $6,803            $7,585
5/31/1998                      $6,244            $6,748
6/30/1998                      $5,335            $5,761
7/31/1998                      $5,534            $5,696
8/31/1998                      $5,325            $5,272
9/30/1998                      $5,594            $5,564
10/31/1998                     $5,305            $5,091
11/30/1998                     $5,275            $5,038
12/31/1998                     $5,654            $5,470
1/31/1999                      $6,344            $5,881
2/28/1999                      $6,374            $5,753
3/31/1999                      $7,483            $6,658
4/30/1999                      $6,593            $5,797
5/31/1999                      $6,833            $6,842
6/30/1999                      $7,233            $7,053
7/31/1999                      $8,112            $7,852
8/31/1999                      $9,011            $8,626
9/30/1999                      $9,211            $8,685
10/31/1999                     $8,502            $8,163
11/30/1999                     $9,680            $8,878
12/31/1999                    $11,638           $10,316
1/31/2000                     $11,628           $11,273
2/29/2000                     $12,398           $12,918
3/31/2000                     $10,919           $11,386
4/30/2000                      $9,121            $9,389
5/31/2000                      $8,302            $8,277
6/30/2000                      $9,021            $9,179
7/31/2000                      $8,022            $8,209
8/31/2000                      $8,312            $8,620
9/30/2000                      $7,672            $7,713
10/31/2000                     $7,323            $7,041
11/30/2000                     $7,572            $7,552
12/31/2000                     $7,133            $7,771

PERFORMANCE**                                           CLASS A         CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                               -38.36%         -38.71%
Five Years                                               2.41            1.74
Life of Fund+                                           -4.43           -4.93

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                               -41.90%         -41.78%
Five Years                                               1.21            1.36
Life of Fund+                                           -5.28           -4.93

     +Inception date: 5/2/94

* Sources: TowersData, Bethesda, MD.; Datastream. Investment operations commenced 5/2/94. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the Bombay Stock Exchange Index, a broad-based, unmanaged market index of common stocks traded in the India market. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, will be subject to a 1% early redemption fee.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
-----------------------------------------------------
Investment in South Asia Portfolio, at
   value
   (identified cost, $22,212,868)         $22,265,677
Receivable for Fund shares sold                   857
-----------------------------------------------------
TOTAL ASSETS                              $22,266,534
-----------------------------------------------------
Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $    63,493
Payable to affiliate for Trustees' fees           275
Accrued expenses                               32,834
-----------------------------------------------------
TOTAL LIABILITIES                         $    96,602
-----------------------------------------------------
NET ASSETS                                $22,169,932
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $22,784,457
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (627,767)
Accumulated net investment loss               (39,567)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                            52,809
-----------------------------------------------------
TOTAL                                     $22,169,932
-----------------------------------------------------

Class A Shares
-----------------------------------------------------
NET ASSETS                                $ 4,864,710
SHARES OUTSTANDING                            657,899
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      7.39
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $7.39)       $      7.84
-----------------------------------------------------

Class B Shares
-----------------------------------------------------
NET ASSETS                                $17,305,222
SHARES OUTSTANDING                          2,422,030
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      7.14
-----------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio        $    234,034
Interest allocated from Portfolio                3,367
Expenses allocated from Portfolio             (585,876)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $   (348,475)
------------------------------------------------------

Expenses
------------------------------------------------------
Management fee                            $     83,686
Trustees fees and expenses                         183
Distribution and service fees
   Class A                                      41,148
   Class B                                     252,824
Transfer and dividend disbursing agent
   fees                                         53,828
Registration fees                               24,799
Printing and postage                            21,645
Legal and accounting services                   13,313
Custodian fee                                   10,963
Miscellaneous                                   16,473
------------------------------------------------------
TOTAL EXPENSES                            $    518,862
------------------------------------------------------

NET INVESTMENT LOSS                       $   (867,337)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis) (net of foreign taxes,
      $2,375,433)                         $  6,443,956
   Foreign currency transactions              (335,619)
------------------------------------------------------
NET REALIZED GAIN                         $  6,108,337
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(21,186,789)
   Foreign currency                             (2,864)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(21,189,653)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(15,081,316)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(15,948,653)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (867,337) $      (1,022,732)
   Net realized gain                              6,108,337         20,727,743
   Net change in unrealized appreciation
      (depreciation)                            (21,189,653)        12,420,553
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (15,948,653) $      32,125,564
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       8,164,542  $       7,296,226
      Class B                                     2,523,220          3,116,855
   Cost of shares redeemed
      Class A                                   (11,177,653)       (10,216,411)
      Class B                                    (7,701,716)       (37,106,547)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      (8,191,607) $     (36,909,877)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (24,140,260) $      (4,784,313)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      46,310,192  $      51,094,505
------------------------------------------------------------------------------
AT END OF YEAR                            $      22,169,932  $      46,310,192
------------------------------------------------------------------------------
Accumulated net investment loss included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $         (39,567) $         (14,596)
------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                          YEAR ENDED
INCREASE (DECREASE) IN CASH               DECEMBER 31, 2000
-----------------------------------------------------------
Cash Flows From (Used For) Operating
   Activities --
   Purchase of interests in South Asia
      Portfolio                           $     (10,854,887)
   Withdrawal of interests in South Asia
      Portfolio                                  19,470,344
   Operating expenses paid                         (531,559)
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $       8,083,898
-----------------------------------------------------------
Cash Flows From (Used For) Financing
   Activities --
   Proceeds from shares sold              $      10,854,889
   Payments for shares redeemed                 (18,938,787)
-----------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES    $      (8,083,898)
-----------------------------------------------------------

NET INCREASE IN CASH                      $              --
-----------------------------------------------------------

CASH AT BEGINNING OF YEAR                 $              --
-----------------------------------------------------------

CASH AT END OF YEAR                       $              --
-----------------------------------------------------------

Reconciliation of Net Decrease in Net Assets
From Operations to Net Cash From
Operating Activities
-----------------------------------------------------------
Net decrease in net assets from
   operations                             $     (15,948,653)
Increase in payable to affiliate                        130
Decrease in accrued expenses                        (12,827)
Net decrease in investments                      24,045,248
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $       8,083,898
-----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS A
                                  -----------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------
                                    2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.990        $ 5.780        $ 6.340
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment loss                 $(0.212)       $(0.165)       $(0.082)
Net realized and unrealized
   gain (loss)                       (4.388)         6.375         (0.478)
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(4.600)       $ 6.210        $(0.560)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.390        $11.990        $ 5.780
---------------------------------------------------------------------------

TOTAL RETURN(2)                      (38.36)%       107.44%         (8.83)%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 4,865        $11,640        $ 8,031
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.98%          3.26%          3.18%
   Expenses after custodian
      fee reduction(3)                 2.91%          3.24%          3.08%
   Net investment loss                (2.20)%        (2.07)%        (1.38)%
Portfolio Turnover of the
   Portfolio                            133%            80%            60%
---------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS B
                                  --------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                    2000(1)        1999(1)        1998(1)        1997        1996(1)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.650        $ 5.660        $ 6.230      $ 5.910       $ 6.550
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.255)       $(0.193)       $(0.110)     $(0.126)      $(0.099)
Net realized and unrealized
   gain (loss)                       (4.255)         6.183         (0.460)       0.446        (0.541)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(4.510)       $ 5.990        $(0.570)     $ 0.320       $(0.640)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.140        $11.650        $ 5.660      $ 6.230       $ 5.910
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (38.71)%       105.83%         (9.15)%       5.42%        (9.77)%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $17,305        $34,671        $43,063      $68,812       $74,661
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         3.50%          3.69%          3.69%        3.08%         2.88%
   Expenses after custodian
      fee reduction(3)                 3.43%          3.67%          3.59%        3.05%         2.65%
   Net investment loss                (2.73)%        (2.55)%        (1.87)%      (1.67)%       (1.46)%
Portfolio Turnover of the
   Portfolio                            133%            80%            60%          48%           46%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 7). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (95.8% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, if any. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes had a capital loss carryover of $57,955 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2006. At December 31, 2000, net currency losses of $39,567 are treated as arising on the first day of the Fund's next taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2000, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $83,686. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Fund out of such management fee. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See
   Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,464 from the Eaton Vance Greater India Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2000.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS A                                       2000          1999
    --------------------------------------------------------------------
    Sales                                         862,326       900,385
    Redemptions                                (1,175,336)   (1,319,065)
    --------------------------------------------------------------------
    NET DECREASE                                 (313,010)     (418,680)
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                         226,110       400,165
    Redemptions                                  (779,635)   (5,031,687)
    --------------------------------------------------------------------
    NET DECREASE                                 (553,525)   (4,631,522)
    --------------------------------------------------------------------

4 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

   During the year ended December 31, 2000, $842,366 was reclassified from accumulated net investment loss to paid-in-capital due to permanent differences between book and tax accounting for operating losses. Additionally, $2,918,910 was reclassified from accumulated net realized loss from the Portfolio to paid-in-capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized gain on investment transactions and net assets were unaffected by these reclassifications.

5 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2000, increases and decreases in the Fund's investment in the Portfolio aggregated $10,854,887 and $19,470,344, respectively.

6 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year.

   The Class B Plan provides for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B shares. The Fund will automatically discontinue payments to EVD under the Class B Plan during any period in which there are no outstanding Uncovered Distribution

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Charges, which are equivalent to the sum of (i) 5% of the amount received by the Fund for each Class B share sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (See Note 7), daily amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (Adviser), in consideration of EVD's distribution effort. At December 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,724,000. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from the Adviser's own resources, not Fund assets.

   Distribution fee payments are made for providing ongoing distribution services to the Fund. The amount payable to EVD by the Fund with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $26,916 and $189,574 for Class A and Class B shares, respectively, to or payable to EVD for the year ended December 31, 2000, representing 0.33% and 0.75% of average daily net assets attributable to Class A and Class B shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B shares which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. For the year ended December 31, 2000, service fees amounted to $14,232, and $63,250 for Class A and Class B shares, representing 0.17% and 0.25% of average daily net assets attributable to Class A and Class B shares, respectively.

   Certain officers and Trustees of the Fund are officers of the above organization.

7 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 2000, EVD received approximately $95,000 CDSC paid by Class B shareholders.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE SPECIAL INVESTMENT TRUST AND SHAREHOLDERS OF EATON VANCE GREATER INDIA FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (one of the Funds constituting the Eaton Vance Special Investment Trust) as of December 31, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund series of the Eaton Vance Special Investment Trust at December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 84.6%
INDIA -- 84.6%

                                          SHARES      VALUE
-----------------------------------------------------------------
Auto and Parts -- 0.0%
-----------------------------------------------------------------
IFB Industries Ltd.(1)                           50   $         5
Maker of automotive parts.
-----------------------------------------------------------------
                                                      $         5
-----------------------------------------------------------------
Banking and Finance -- 5.9%
-----------------------------------------------------------------
HDFC Bank Ltd.                              200,000   $   953,299
One of the fastest growing private
sector banks in India.
ICICI Bank Ltd.(1)                           64,050       408,319
Has emerged as one of India's leading
new private sector bank with emphasis on
technology.
-----------------------------------------------------------------
                                                      $ 1,361,618
-----------------------------------------------------------------
Banks and Money Services -- 0.0%
-----------------------------------------------------------------
State Bank of India(2)                          100   $       412
The largest public sector commercial
bank in India, with over 8000 branches.
Engaged in retail banking and a range of
non-fund based activities.
-----------------------------------------------------------------
                                                      $       412
-----------------------------------------------------------------
Beverages -- 2.1%
-----------------------------------------------------------------
United Breweries Ltd.(2)                    250,950   $   489,213
India's dominant beer & spirits producer
& distributor.
-----------------------------------------------------------------
                                                      $   489,213
-----------------------------------------------------------------
Broadcasting and Cable -- 3.0%
-----------------------------------------------------------------
Zee Telefilms Ltd.                          118,400   $   702,588
Dominant television broadcaster in
India.
-----------------------------------------------------------------
                                                      $   702,588
-----------------------------------------------------------------
Chemicals -- 6.6%
-----------------------------------------------------------------
Reliance Industries Ltd.                    212,794   $ 1,545,355
Integrated petrochemical company with
world class capacities and major
presence in polyesters and polymers.
-----------------------------------------------------------------
                                                      $ 1,545,355
-----------------------------------------------------------------
Computer Software -- 9.7%
-----------------------------------------------------------------
Infosys Technologies Ltd.                     6,800   $   831,143
India's dominant software services
provider.
                                          SHARES      VALUE
-----------------------------------------------------------------

Computer Software (continued)
-----------------------------------------------------------------
Onward Technologies Ltd.                        500   $     1,105
Software unit of Novell India.
Satyam Computer Services Ltd.               144,000       997,172
One of India's fastest growing software
companies.
Visualsoft (India) Ltd.                      27,900       430,723
Has a revenue mix unique in Indian
information technology services, with
software services and products
constituting over 90% of revenues. The
company has developed expertise in
Internet and e-commerce segments.
-----------------------------------------------------------------
                                                      $ 2,260,143
-----------------------------------------------------------------
Conglomerates -- 3.4%
-----------------------------------------------------------------
Larsen and Toubro Ltd.                      189,000   $   792,156
One of India's largest engineering &
construction companies.
-----------------------------------------------------------------
                                                      $   792,156
-----------------------------------------------------------------
Diversified Industry -- 4.3%
-----------------------------------------------------------------
Enkay Texofood Industries Ltd.(2)               500   $        45
Has business interests in the
manufacturing of synthetic yarns and the
export of processed foods.
Sterlite Industries Ltd.                    300,000       988,110
Market leader in telecom cable &
non-ferrous metal (copper). Sterlite is
globally competitive due to its size of
operation & vertical integration.
-----------------------------------------------------------------
                                                      $   988,155
-----------------------------------------------------------------
Drugs -- 2.5%
-----------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.           50,059   $   577,212
One of the smaller fastest growing
domestic pharmaceutical companies in
India.
-----------------------------------------------------------------
                                                      $   577,212
-----------------------------------------------------------------
Electrical Equipment -- 7.7%
-----------------------------------------------------------------
Bharat Heavy Electricals Ltd.               514,000   $ 1,800,321
India's major supplier & designer of
electrical power equipment.
-----------------------------------------------------------------
                                                      $ 1,800,321
-----------------------------------------------------------------
Entertainment -- 0.6%
-----------------------------------------------------------------
Mukta Arts Ltd.                              28,886   $   142,017
India's leading film production company.
-----------------------------------------------------------------
                                                      $   142,017
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

                                          SHARES      VALUE
-----------------------------------------------------------------
Health and Personal Care -- 5.9%
-----------------------------------------------------------------
Cipla Ltd.                                   61,000   $ 1,364,202
Market leader in anti-asthmatic, and
anti-cancer entering into segments of
cardiovascular and dermatology.
Wockhardt Ltd.(2)                             1,900         1,302
Wockhardt Ltd.                                  800         7,299
The 5th largest pharmaceutical company
in India, with focus on research based
pharmaceutical business. Has several key
brands in anti-infective and pain
killer segments.
-----------------------------------------------------------------
                                                      $ 1,372,803
-----------------------------------------------------------------
Household Products -- 4.8%
-----------------------------------------------------------------
Hindustan Lever Ltd.                        254,000   $ 1,122,813
India's biggest company in consumer
products.
-----------------------------------------------------------------
                                                      $ 1,122,813
-----------------------------------------------------------------
Information Technology -- 3.9%
-----------------------------------------------------------------
Rediff.com India Ltd. ADR(1)                  8,000   $    20,000
A leading Internet portal, which
develops and aggregates content (news,
editorial, stocks etc.), provides
e-commerce services.
Wipro Ltd. (1)                               17,500       877,187
India's largest IT services company.
-----------------------------------------------------------------
                                                      $   897,187
-----------------------------------------------------------------
Investment Services -- 1.4%
-----------------------------------------------------------------
ICICI Ltd. ADR                               30,000   $   315,000
Development finance company supporting
infrastructure projects.
-----------------------------------------------------------------
                                                      $   315,000
-----------------------------------------------------------------
Lodging and Gaming -- 0.0%
-----------------------------------------------------------------
Hotel Leelaventure Ltd.                          50   $        26
A hotel in India.
-----------------------------------------------------------------
                                                      $        26
-----------------------------------------------------------------
Manufacturing -- 3.0%
-----------------------------------------------------------------
Gujarat Natural Gas Co. Ltd.                 48,000   $   691,260
Subsidiary of British Gas involved in
gas distribution in India.
-----------------------------------------------------------------
                                                      $   691,260
-----------------------------------------------------------------
                                          SHARES      VALUE
-----------------------------------------------------------------
Media -- 3.2%
-----------------------------------------------------------------
UTV Software Communications Ltd.(3)         137,200   $   734,790
A Pan-Asian media company, engaged in
providing television software for
terrestrial and satellite
television channels.
-----------------------------------------------------------------
                                                      $   734,790
-----------------------------------------------------------------
Metals - Industrial -- 7.5%
-----------------------------------------------------------------
Hindalco Industries Ltd. GDR                 50,000   $   912,500
India's second largest aluminum producer
and lowest cost producer in the world.
Tata Iron and Steel Co. Ltd.                300,000       836,118
India's most profitable steel company.
-----------------------------------------------------------------
                                                      $ 1,748,618
-----------------------------------------------------------------
Multi-Industry -- 7.2%
-----------------------------------------------------------------
ITC Ltd.                                     87,000   $ 1,671,041
Dominant tobacco company in India. The
Company also has interests in financial
services, hotels, paper, packaging,
printing, real estate, and international
export.
-----------------------------------------------------------------
                                                      $ 1,671,041
-----------------------------------------------------------------
Personal Products and Chemicals -- 0.4%
-----------------------------------------------------------------
Nirma Ltd. (1)                                5,970   $    90,017
A major leader in the soap and detergent
market.
-----------------------------------------------------------------
                                                      $    90,017
-----------------------------------------------------------------
Property -- 0.0%
-----------------------------------------------------------------
Gesco Corp. Ltd.(2)                              70   $        70
Engaged in real estate & property
development.
Division of GE Shipping.
-----------------------------------------------------------------
                                                      $        70
-----------------------------------------------------------------
Transportation -- 1.5%
-----------------------------------------------------------------
Great Eastern Shipping Co. Ltd.             460,076   $   345,944
Diversified company with interests in
shipping and property development.
-----------------------------------------------------------------
                                                      $   345,944
-----------------------------------------------------------------
Total Common Stocks
   (identified cost $19,868,703)                      $19,648,764
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

CORPORATE BONDS -- 0.0%

                                          PAR VALUE   VALUE
-----------------------------------------------------------------
Miscellaneous Materials and Commodities -- 0.0%
-----------------------------------------------------------------
Flex Industries Ltd.(3)                   $ 812,060   $         0
Maker of BOPP, a material for packaging
consumer goods.
-----------------------------------------------------------------
Total Corporate Bonds
   (identified cost $26,133)                          $         0
-----------------------------------------------------------------
Total India
   (identified cost $19,894,836)                      $19,648,764
-----------------------------------------------------------------
Total Investments -- 84.6%
   (identified cost $19,894,836)                      $19,648,764
-----------------------------------------------------------------
Other Assets, Less Liabilities -- 15.4%               $ 3,587,242
-----------------------------------------------------------------
Net Assets -- 100.0%                                  $23,236,006
-----------------------------------------------------------------

 Company descriptions are unaudited.

 ADR - American Depositary Receipt
 GDR - Global Depositary Receipt

 (1)  Non-income producing security.

 (2) The above securities held by the Portfolio on December 31, 2000 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell certain of these securities. At December 31, 2000 the aggregate value of these securities amounted to $491,042 representing 2.1% of the Portfolio's net assets (Note 5).

 (3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                          PERCENTAGE
  COMPANY                         INDUSTRY SECTOR         OF NET ASSETS  VALUE
  ---------------------------------------------------------------------------------
  Bharat Heavy Electricals Ltd.   Electrical Equipment           7.7%    $1,800,321
  ITC Ltd.                        Multi-Industry                 7.2      1,671,041
  Reliance Industries Ltd.        Chemicals                      6.6      1,545,355
  Cipla Ltd.                      Health and
                                    Personal Care                5.9      1,364,202
  Hindustan Lever Ltd.            Household Products             4.8      1,122,813
  Satyam Computer Services Ltd.   Computer Software              4.3        997,172
  Sterlite Industries Ltd.        Diversified Industry           4.3        988,110
  HDFC Bank Ltd.                  Banking and Finance            4.1        953,299
  Hindalco Industries Ltd. GDR    Metals - Industrial            3.9        912,500
  Wipro Ltd.                      Information Technology         3.8        877,187

INDUSTRY CONCENTRATION -- BELOW ARE THE
TOP TEN INDUSTRY SECTORS REPRESENTED IN THE
PORTFOLIO OF INVESTMENTS

                                          PERCENTAGE
COMPANY                                   OF NET ASSETS  VALUE
-------------------------------------------------------------------
Computer Software                                9.7%    $2,260,143
Electrical Equipment                             7.7      1,800,321
Metals -- Industrial                             7.5      1,748,618
Multi-Industry                                   7.2      1,671,041
Chemicals                                        6.6      1,545,355
Health and Personal Care                         5.9      1,372,803
Banking and Finance                              5.9      1,361,618
Household Products                               4.8      1,122,813
Diversified Industry                             4.3        988,155
Information Technology                           3.9        897,187

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $19,894,836)         $19,648,764
Foreign currency, at value
   (identified cost, $93,810)                  93,850
Receivable for investments sold             4,538,908
Interest and dividends receivable               7,886
Prepaid expenses                                  232
-----------------------------------------------------
TOTAL ASSETS                              $24,289,640
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for investments purchased         $   829,714
Demand note payable                           100,000
Trustees' fees payable                            833
Accrued expenses and other liabilities        123,087
-----------------------------------------------------
TOTAL LIABILITIES                         $ 1,053,634
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $23,236,006
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $23,483,858
Net unrealized depreciation (computed on
   the basis of identified cost)             (247,852)
-----------------------------------------------------
TOTAL                                     $23,236,006
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Dividends                                 $    244,414
Interest                                         3,505
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $    247,919
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    263,274
Administration fee                              87,610
Trustees fees and expenses                       6,300
Custodian fee                                  180,326
Legal and accounting services                   84,635
Miscellaneous                                   13,813
------------------------------------------------------
TOTAL EXPENSES                            $    635,958
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     24,257
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     24,257
------------------------------------------------------

NET EXPENSES                              $    611,701
------------------------------------------------------

NET INVESTMENT LOSS                       $   (363,782)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis) (net of foreign taxes,
      $2,454,549)                         $  6,959,588
   Foreign currency transactions              (350,361)
------------------------------------------------------
NET REALIZED GAIN                         $  6,609,227
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(22,318,624)
   Foreign currency                             (2,646)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(22,321,270)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(15,712,043)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(16,075,825)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (363,782) $        (411,907)
   Net realized gain                              6,609,227         21,356,789
   Net change in unrealized appreciation
      (depreciation)                            (22,321,270)        13,106,670
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (16,075,825) $      34,051,552
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      11,562,415  $      10,651,675
   Withdrawals                                  (20,528,752)       (49,158,808)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $      (8,966,337) $     (38,507,133)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (25,042,162) $      (4,455,581)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      48,278,168  $      52,733,749
------------------------------------------------------------------------------
AT END OF YEAR                            $      23,236,006  $      48,278,168
------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                          YEAR ENDED
INCREASE (DECREASE) IN CASH               DECEMBER 31, 2000
-----------------------------------------------------------
Cash Flows From (For) Operating
   Activities --
   Purchase of investments                $     (39,462,478)
   Proceeds from sale of investments             48,479,114
   Dividends, interest and tax reclaims
      received                                      270,772
   Operating expenses paid                         (616,154)
   Foreign taxes paid                            (2,454,549)
   Foreign currency transactions                  1,783,013
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $       7,999,718
-----------------------------------------------------------
Cash Flows From (For) Financing
   Activities --
   Proceeds from capital contributions    $      11,562,415
   Proceeds from loan                               100,000
   Payments for capital withdrawals             (20,528,752)
-----------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES    $      (8,866,337)
-----------------------------------------------------------

NET DECREASE IN CASH                      $        (866,619)
-----------------------------------------------------------

CASH AT BEGINNING OF YEAR                 $         866,619
-----------------------------------------------------------

CASH AT END OF YEAR                       $              --
-----------------------------------------------------------

Reconciliation of Net Decrease in Net Assets
From Operations to Net Cash From
Operating Activities
-----------------------------------------------------------
Net decrease in net assets from
   operations                             $     (16,075,825)
Increase in receivable for investments
   sold                                          (4,518,580)
Decrease in foreign currency                      2,136,020
Decrease in dividends and other
   receivables                                       22,853
Increase in prepaid expenses                           (232)
Increase in payable for investments
   purchased                                        829,714
Decrease in payable to affiliate                        (60)
Decrease in accrued expenses and other
   liabilities                                       18,685
Net decrease in investments                      25,587,143
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $       7,999,718
-----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------
                                    2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.82%       2.09%       1.97%       1.61%        1.51%
   Expenses after custodian
      fee reduction                  1.75%       2.07%       1.87%       1.58%        1.28%
   Net investment loss              (1.04)%     (0.94)%     (0.16)%     (0.20)%      (0.11)%
Portfolio Turnover                    133%         80%         60%         48%          46%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $23,236     $48,278     $52,734     $84,175     $106,923
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains in certain countries. During the year ended December 31, 2000, the Fund paid or accrued $970,325 pursuant to such requirement.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2000, the Fund had no reserve related to capital gains.

 C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

 E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
 H Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the adviser fee was 0.75% of average daily net assets and amounted to $263,274. In addition, an administration fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the administration fee was 0.25% of average net assets and amounted to $87,610. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, aggregated $40,292,192 and $52,997,694 respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

    AGGREGATE COST                            $20,431,681
    -----------------------------------------------------
    Gross unrealized appreciation             $ 3,039,295
    Gross unrealized depreciation              (3,822,212)
    -----------------------------------------------------
    NET UNREALIZED DEPRECIATION               $  (782,917)
    -----------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

   Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 2000, the Portfolio had a balance outstanding pursuant to this line of credit of $100,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2000.

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF SOUTH ASIA PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio as of December 31, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the supplementary data for each of the years in the five-year period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE GREATER INDIA FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

SOUTH ASIA PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Zaheer Sitabkhan
Vice President

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K. Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

SPONSOR AND MANAGER OF EATON VANCE GREATER INDIA FUND
AND ADMINISTRATOR OF SOUTH ASIA PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADVISER OF SOUTH ASIA PORTFOLIO
LLOYD GEORGE INVESTMENT MANAGEMENT
(BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022







EATON VANCE GREATER INDIA FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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142-2/01                                                                   GISRC